                                                                       EXHIBIT 1

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        THE ST. PAUL COMPANIES, INC. AND
                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

The names and present principal occupations of the directors and executive officers of The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company are set forth below. During the last five years, none of the individuals has been convicted in any criminal proceeding (excluding traffic violations and similar misdemeanors) or has been a party to any civil proceeding of a judicial or administrative body as a result of which such person was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding violations with respect to such laws. All of the individuals listed below are citizens of the United States except Douglas West Leatherdale, who is a citizen of Canada, and David John, who is a citizen of the United Kingdom.

THE ST. PAUL COMPANIES, INC.

--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
                                                                                                DESCRIPTION OF ANY
                                                                                                    CONTRACT,
                                                                                                   ARRANGEMENT,
                                                                                SHARES OF        UNDERSTANDING OR
                                          PRESENT                                 SELECT        RELATIONSHIP WITH
                                         PRINCIPAL                               COMFORT          RESPECT TO ANY
                      POSITION WITH    OCCUPATION OR                           BENEFICIALLY       SECURITIES OF
        NAME           THE ST. PAUL     EMPLOYMENT       BUSINESS ADDRESS         OWNED           SELECT COMFORT
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
H. Furlong Baldwin    Director        Chairman,        Mercantile             0               None
                                      President and    Bankshares
                                      Chief            Corporation
                                      Executive        2 Hopkins Plaza
                                      Officer ,        Baltimore, MD 21201
                                      Mercantile
                                      Bankshares
                                      Corporation
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John H. Dasburg       Director        President and    Northwest Airlines,    0               None
                                      Chief            Inc.
                                      Executive        5101 Northwest Drive
                                      Officer,         St. Paul, MN
                                      Northwest        55111-3034
                                      Airlines, Inc.
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
W. John Driscoll      Director        Former           Rock Island Company    0               None
                                      Chairman and     332 Minnesota St.
                                      Chief Execute    Suite 2090
                                      Officer, Rock    St. Paul, MN
                                      Island Company   55101-1308
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Kenneth Marc          Director        Chairman and     The Duberstein Group   0               None
Duberstein                            Chief            2100 Pennsylvania
                                      Executive        Ave. NW, Suite 500
                                      Officer, The     Washington, DC 20037
                                      Duberstein
                                      Group
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Pierson MacDonald     Director        Retired          4900 IDS Center        0               None
Grieve                                Chairman and     80 South 8th Street
                                      Chief            Minneapolis, MN 55402
                                      Executive
                                      Officer,
                                      Ecolab, Inc.
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Thomas R. Hodgson     Director        Former           225 E. Deerpath        0               None
                                      President and    Suite 222
                                      Chief            Lake Forest, IL 60045
                                      Operating
                                      Officer,
                                      Abbott
                                      Laboratories
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------


                                                                              1
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--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Sir David G. John,    Director        Chairman, The    The BOC Group          0               None
KCMG                                  BOC Group PLC    Chertsey Road
                                                       Windlesham
                                                       Surrey GU20 6HG
                                                       England
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
William Hugh Kling    Director        President,       Minnesota Public       1000            None
                                      Minnesota        Radio
                                      Public Radio,    45 E. 7th Street
                                      President,       St. Paul, MN 55101
                                      Minnesota
                                      Communications
                                      Group and
                                      President,
                                      Greenspring
                                      Company
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Douglas West          Chairman,       Chairman,        385 Washington Street  0               None
Leatherdale           President,      President, CEO   St. Paul, MN 55102
                      CEO and         and Director
                      Director        of The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Bruce King MacLaury   Director        President        5109 Yuma Place, NW    0               None
                                      Emeritus, The    Washington, DC 20016
                                      Brookings
                                      Institution
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Glen D. Nelson        Director        Vice Chairman,   Medtronic, Inc.        0               None
                                      Medtronic, Inc.  7000 Central Avenue NE
                                                       Minneapolis, MN 55432
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Anita Marie Pampusch  Director        President, The   The Bush Foundation    0               None
                                      Bush Foundation  E-900 First National
                                                       Bank Building
                                                       332 Minnesota Street
                                                       St. Paul, MN 55101
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Gordon M. Sprenger    Director        President and    Allina Health          0               None
                                      Chief            Systems, Inc.
                                      Executive        P.O. Box 9310
                                      Officer,         Minneapolis, MN
                                      Allina Health    55440-9310
                                      Systems, Inc.
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Bruce Allen Backberg  Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-Legal President-Legal  St. Paul, MN 55102
                      Services        Services of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Karen L. Himle        Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Corporate       Corporate
                      Affairs         Affairs of The
                                      St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Thomas Andrew         Sr. Vice        Sr. Vice         385 Washington Street  0               None
Bradley               President-      President-       St. Paul, MN 55102
                      Corporate       Corporate
                      Controller      Controller of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Laura L. Gagnon       Vice            Vice             385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Finance         Finance
                      & Investor      & Investor
                      Relations       Relations of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Paul James Liska      Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   Chief
                      Chief           Financial
                      Financial       Officer of The
                      Officer         St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
John A. MacColl       Executive       Executive Vice   385 Washington Street  0               None
                      Vice            President and    St. Paul, MN 55102
                      President and   General
                      General         Counsel of The
                      Counsel         St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
David Nachbar         Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-Human President-Human  St. Paul, MN 55102
                      Resources       Resources of
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------


                                                                              2
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--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Mark Lindell Pabst    Sr. Vice        Sr. Vice         St. Paul Syndicate     0               None
                      President       President of     Management
                                      The St. Paul     60 Gracechurch Street
                                                       London EC3V 0HR
                                                       England
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Sandra Ulsaker Wiese  Corporate       Corporate        385 Washington Street  0               None
                      Secretary       Secretary of     St. Paul, MN 55102
                                      The St. Paul
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------

ST. PAUL FIRE AND MARINE INSURANCE COMPANY

--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
                                                                                                         DESCRIPTION OF ANY
                                                                                                       CONTRACT, ARRANGEMENT,
                                                                                                          UNDERSTANDING OR
                                                                                         SHARES OF        RELATIONSHIP WITH
                                            PRESENT PRINCIPAL                         SELECT COMFORT       RESPECT TO ANY
                                              OCCUPATION OR                            BENEFICIALLY         SECURITIES OF
        NAME           POSITION WITH F&M        EMPLOYMENT        BUSINESS ADDRESS         OWNED           SELECT COMFORT
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Bruce Allen Backberg  Sr. Vice              Sr. Vice            385 Washington        0                None
                      President-Legal       President-Legal     Street
                      Services              Services of F&M     St. Paul, MN 55102
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Thomas Andrew         Sr. Vice President-   Sr. Vice            385 Washington        0                None
Bradley               Finance & Corporate   President-          Street
                      Planning &            Finance &           St. Paul, MN 55102
                      Development           Corporate
                                            Planning &
                                            Development of F&M
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Michael James Conroy  Executive Vice        Executive Vice      385 Washington        0                None
                      President, Chief      President, Chief    Street
                      Administrative        Administrative      St. Paul, MN 55102
                      Officer and Director  Officer and
                                            Director of F&M
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
James Francis Duffy   Sr. Vice President    Sr. Vice            St. Paul Re, Inc.     0                None
                                            President of F&M    195 Broadway
                                                                New York, NY 10007
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Karen L. Himle        Sr. Vice              Sr. Vice            385 Washington        0                None
                      President-Corporate   President-Corporate Street
                      Affairs               Affairs of F&M      St. Paul, MN 55102
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Robert Jule           Sr. Vice President    Sr. Vice            385 Washington        0                None
Lamendola                                   President of F&M    Street
                                                                St. Paul, MN 55102
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Douglas West          Chairman,             Chairman,           385 Washington        0                None
Leatherdale           President, Chief      President, Chief    Street
                      Executive Officer     Executive Officer   St. Paul, MN 55102
                      and Director          and Director of
                                            F&M
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Stephen Wright        Executive Vice        Executive Vice      385 Washington        600              None
Lilienthal            President and         President and       Street
                      Director              Director of F&M     St. Paul, MN 55102
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
Paul James Liska      Executive Vice        Executive Vice      385 Washington        0                None
                      President, Chief      President, Chief    Street
                      Financial Officer     Financial Officer   St. Paul, MN 55102
                      and Director          and Director of
                                            F&M
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------
John A. MacColl       Executive Vice        Executive Vice      385 Washington        0                None
                      President and         President and       Street
                      General Counsel       General Counsel     St. Paul, MN 55102
                                            of F&M
--------------------- --------------------- ------------------- --------------------- ---------------- ------------------------


                                                                               3

--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
T. Michael Miller     Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-GlobalPresident-Global St. Paul, MN 55102
                      Products, and   Products, and
                      Director        Director of F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Janet Ranjala Nelson  Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-      President-       St. Paul, MN 55102
                      Special         Special
                      Assistant to    Assistant to
                      the President   the President
                                      of F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Mark Lindell Pabst    Executive       Executive Vice   St. Paul Syndicate     0               None
                      Vice President  President of     Management
                                      F&M              60 Gracechurch Street
                                                       London EC3V 0HR
                                                       England
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Kent D. Urness        Sr. Vice        Sr. Vice         385 Washington Street  0               None
                      President-GlobalPresident-Global St. Paul, MN 55102
                      Products and    Products and
                      Director        Director of F&M
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------
Sandra Ulsaker Wiese  Corporate       Corporate        385 Washington Street  0               None
                      Secretary,      Secretary,       St. Paul, MN 55102
                      Assistant       Assistant Vice
                      Vice            President-Legal
                      President-Legal Services of F&M
                      Services
--------------------- --------------- ---------------- ---------------------- --------------- -----------------------


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